Exhibit 10-2(b)
                         Completion Guarantee Supplement


Citibank, N.A.,
as Agent
under the Credit Agreement referred to below
2 Penns Way
Suite 200
New Castle, DE 19720
Attention: Dave Graber

April 22, 2002

Ladies and Gentlemen:

         Reference is made to (a) the Credit Agreement, dated as of November 15, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Southern Power Company (the "Borrower"), the Lenders and the Co-Arrangers party thereto, Citibank, N.A., as administrative agent for the Lenders (the "Agent"), and Salomon Smith Barney Inc., as lead arranger and syndication agent; and (b) the Completion Guarantee, dated as of November 15, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the " Completion Guarantee") between The Southern Company ("Southern"), the Borrower and the Agent. Terms defined in the Completion Guarantee, including by reference to the Credit Agreement, are used herein with the same meaning.

         Each of the Borrower and Southern hereby agrees in favor of the Agent that, with effect on and from the date hereof, the following Subsequent Project shall be a "Project" for all purposes under the Completion Guarantee:


          Southern Company - Florida LLC's undivided sixty-five percent ownership interest in that certain nominal six hundred thirty-three
          (633) megawatt gas-fired combined cycle electric generation plant and related facilities to be constructed by Southern Company Services, Inc. at the Curtis H. Stanton Energy Center power plant site located in Orange County, Florida (the "Orlando Project"), and Schedule 1 to the Completion Guarantee shall be supplemented with Schedule I to this Completion Guarantee Supplement.

         Southern hereby confirms that each of the representations and warranties set forth in Section 4 of the Completion Guarantee are true and correct in all material respects as of the date hereof and, if different from the date hereof, as of the date of the first Utilization with respect to the Project set forth in Schedule I to this Completion Guarantee Supplement, before and after giving effect to such Utilization and to the application of the proceeds therefrom (or, if such Utilization is a CP Commitment Reservation, after giving effect to the application of the proceeds of the Commercial Paper for which such CP Commitment Reservation was requested), as though made on and

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as of such date (and each of the giving of this Completion Guarantee Supplement and the acceptance by the Borrower of such proceeds shall constitute a representation and warranty made herein, with respect to Section 4 of the Completion Guarantee, by Southern to such effect).

         Southern hereby confirms, in favor of each of the Borrower and the Agent that its obligations under the Completion Guarantee shall, on and from the date hereof, extend in all respects, in accordance with the terms thereof, to the Project set forth in Schedule I hereto.

         Except as expressly amended hereby, all of the provisions of the Completion Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         This Completion Guarantee Supplement shall be construed as supplementing and forming part of the Completion Guarantee and shall be read accordingly.

         This Completion Guarantee Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Completion Guarantee Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Completion Guarantee Supplement.

         This Completion Guarantee Supplement shall be governed by, and construed in accordance with, the Laws of the State of New York.


                 THE SOUTHERN COMPANY

                 By:
                    -----------------------------------------
                 Name:    Gale E. Klappa
                 Title:   Executive Vice President, Chief Financial Officer
                          and Treasurer



                 SOUTHERN POWER COMPANY

                 By:
                    -----------------------------------------
                      Name:    Allen L. Leverett
                      Title:   Treasurer


Accepted by:

CITIBANK, N.A., as Agent

By:
   ---------------------------------
Name:
Title:




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                                                            Schedule I to
                                           Completion Guarantee Supplement




                               Subsequent Project


Orlando Project